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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 31, 2001
                                 Date of Report
                        (Date of earliest event reported)

                                UTEK CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       333-93913                                 59-3603677
 (Commission File No.)              (IRS Employer Identification Number)

                            202 South Wheeler Street
                              Plant City, FL 33566
                    (Address of Principal Executive Offices)

                                 (813) 754-4330
              (Registrant's Telephone Number, Including Area Code)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         Micro Sensor Technologies, Inc., a Florida corporation and 92.5% owned subsidiary of UTEK Corporation (NASDAQ: UTOB) was acquired by Sense Holdings, Inc., a Florida corporation in a tax-free stock-for-stock exchange. Sense Holdings, Inc. issued 1,850,000 unregistered shares of common stock to UTEK Corporation in exchange for 92.5% of the issued and outstanding shares of Micro Sensor Technologies, Inc. The shares acquired in the exchange are restricted and may only be resold pursuant to the requirements of the Securities Act of 1933. The value of the consideration was estimated at five hundred thousand based on the board of directors' valuation as of the closing date of the transaction. As a result of the exchange, UTEK owns 18.4% of the issued and outstanding stock of Sense Holdings, Inc. In addition, Sense Holdings, Inc. issued UT-Battelle, LLC, a Tennessee corporation, 150,000 shares of its common stock for UT-Battelle's 7.5% ownership of Micro Sensor Technologies, Inc.

         Micro Sensor Technologies, Inc. holds the license for certain specified fields of use to develop and market a patented and propriety technology for a micro electro-mechanical sensor (MEMS) for detecting explosives.

         The amount of consideration was determined by arms-length negotiations between the parties.

         The exchange was consummated on May 31, 2001 in accordance with applicable law.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         None Required.

(b)      Pro forma financial information.

         The unaudited pro forma consolidated financial information attached hereto illustrates the effect of the Registrant's disposition of Micro Sensor Technologies, Inc, its 92.5% owned subsidiary. The Unaudited Pro Forma Consolidated Balance Sheet of the Registrant at March 31, 2001 shows the financial position of the Company after giving effect to the May 31, 2001 disposition of Micro Sensor Technologies, Inc. and the disposition of Watermark Technologies, Inc. which occurred on April 20, 2001 ( Form 8-K filed with the Securities and Exchange Commission dated April 20, 2001), as if it had occurred on March 31, 2001. The Unaudited Pro Forma Consolidated Statement of Income for the quarter ended March 31, 2001 and the year ended December 31, 2000, gives retrospective effect to these dispositions and the disposition of Technology Development, Inc. on February 19, 2001 Form 8-K filed with the Securities and Exchange Commission dated February 19, 2001, as if the transactions had occurred at the beginning of the earliest period presented.


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         The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Registrant's Quarterly Report on Form 10-Q for the period ended March 31, 2001 and the Annual Report on Form 10-K for the year ended December 31, 2000. The pro forma information may not necessarily be indicative of what the Registrant's results of operations or financial position would have been had the transactions been in effect as of and for the period presented, nor is such information necessarily indicative of the Registrant's results of operations or financial position for any future period or date.

(c)      Exhibits.

         2        Agreement and Plan of Acquisition dated May 31, 2001 between
                  UTEK Corporation, Micro Sensor Technologies, Inc. and Sense
                  Holdings, Inc.

      99.1 Press Release of UTEK Corporation dated June 1, 2001 announcing the closing of the transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2001                           UTEK CORPORATION

                                                      By: /s/ Charles L. Pope
                                                      -------------------------
                                                      Charles L. Pope
                                                      Chief Financial Officer